EGA FRONTIER DIVERSIFIED CORE FUND

Supplement dated September 21, 2015 to the Prospectus dated July 29, 2015 for EGA Frontier Diversified Core Fund.

I.	The following information replaces in its entirety the table appearing under the heading “FUND SUMMARY – Management of the Fund”:

Portfolio Manager	Title	Length of Service on the Fund
Robert C. Holderith	Portfolio Manager	2014

II.	The following information replaces in its entirety the information appearing under the heading “FUND MANAGEMENT – Portfolio Managers”:

Portfolio Manager

The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

•	Robert C. Holderith has been the President of EGA since he founded the Firm in 2008, and prior to becoming portfolio manager for the Fund in July, 2014, he supervised the portfolio management of the Fund through April, 2014. Mr. Holderith previously held executive positions at ProFund Advisors, lastly as Managing Director, Institutional Sales and Investment Analytics serving on the company’s ETF Steering, Product Development, Strategic and Tactical Distribution, and Product Launch teams. Earlier, he spent nine years at UBS, where as a senior member of UBS’ wealth management team, he helped develop the firm’s first ETF models and an advisory ETF Portfolio Management platform. He has been using ETF products, modeling ETF portfolios, and has developed numerous ETF-based business models since 2000.

The Portfolio Manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the Portfolio Manager may perform these functions, and the nature of these functions, may change from time to time.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Shares in the Fund.